UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:   12/31
                         --------------

SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE(SM)
DIVIDEND OPPORTUNITY FUND

SEMIANNUAL REPORT FOR THE
PERIOD ENDED DEC. 31, 2005

-  RIVERSOURCE DIVIDEND OPPORTUNITY FUND (FORMERLY AXP(R) DIVIDEND OPPORTUNITY
   FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME. SECONDARY OBJECTIVE IS GROWTH OF INCOME AND CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                         3
Performance Summary                                                   4
Questions & Answers with Portfolio Management                         5
Investments in Securities                                             8
Financial Statements                                                 12
Notes to Financial Statements                                        15
Fund Expenses Example                                                27
Approval of Investment Management Services Agreement                 29
Proxy Voting                                                         32

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND - 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT DEC. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS     SINCE    YEARS IN INDUSTRY
Warren Spitz            2/04            21
Steve Schroll           2/04            24
Laton Spahr             2/04             6

FUND OBJECTIVE

To provide a high level of current income. Secondary objective is growth of income and capital.

Inception dates by class
A: 8/1/88    B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INUTX     B: IUTBX     C: ACUIX     I: --        Y: --

Total net assets                               $1.220 billion

Number of holdings                                        132

STYLE MATRIX

                        STYLE
SIZE           VALUE    BLEND   GROWTH
LARGE            X
MEDIUM           X
SMALL            X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION*

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Financials                               25.3%
Energy                                   15.7%
Telecommunication Services               10.8%
Utilities                                10.4%
Materials                                 9.1%
Consumer Staples                          7.4%
Health Care                               5.7%
Industrials                               5.2%
Consumer Discretionary                    4.5%
Short-Term Securities**                   4.2%
Information Technology                    1.7%

 * Sectors can be comprised of several industries. Please refer to the "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
** Of the 4.2%, 3.5% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

AT&T (Diversified Telecommunication Services)              4.3%
Bank of America (Commercial Banks)                         3.8
Chevron (Oil & Gas)                                        2.9
Citigroup (Diversified Financial Services)                 2.9
Pfizer (Pharmaceuticals)                                   2.4
Altria Group (Tobacco)                                     2.4
BP ADR (Oil & Gas)                                         2.3
Reynolds American (Tobacco)                                2.0
Wachovia (Commercial Banks)                                1.7
JPMorgan Chase & Co (Diversified Financial Services)       1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

Fund holdings are subject to change.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED DEC. 31, 2005

RiverSource Dividend Opportunity Fund Class A (excluding sales charge)      +3.80%
Russell 1000(R) Value Index(1) (unmanaged)                                  +6.15%
Lipper Equity Income Funds Index(2)                                         +4.90%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                         CLASS A          CLASS B           CLASS C           CLASS I    CLASS Y
(INCEPTION DATES)       (8/1/88)         (3/20/95)         (6/26/00)          (3/4/04)  (3/20/95)
                                                 AFTER            AFTER
                     NAV(1)   POP(2)   NAV(1)   CDSC(3)  NAV(1)   CDSC(4)      NAV(5)     NAV(6)
AT DEC. 31, 2005
6 months*             +3.80%   -2.17%   +3.29%   -1.71%   +3.33%   +2.33%      +3.85%      +3.76%
1 year                +7.41%   +1.23%   +6.49%   +1.49%   +6.55%   +5.55%      +7.69%      +7.43%
3 years              +12.51%  +10.31%  +11.62%  +10.54%  +11.66%  +11.66%        N/A      +12.68%
5 years               -2.94%   -4.08%   -3.70%   -4.03%   -3.70%   -3.70%        N/A       -2.78%
10 years              +7.10%   +6.47%   +6.28%   +6.28%     N/A      N/A         N/A       +7.26%
Since inception       +9.48%   +9.11%   +7.82%   +7.82%   -0.85%   -0.85%     +10.76%      +8.81%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
 *   NOT ANNUALIZED.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGERS WARREN SPITZ, STEVE SCHROLL AND LATON SPAHR DISCUSS RIVERSOURCE DIVIDEND OPPORTUNITY FUND'S RESULTS AND POSITIONING FOR THE SIX MONTHS ENDED DEC. 31, 2005.

Q: How did RiverSource Dividend Opportunity Fund perform for the first half of the fiscal year?

A: RiverSource Dividend Opportunity Fund's Class A shares gained 3.80% (excluding sales charge) for the six months ended Dec. 31, 2005. The Fund underperformed the 6.15% advance of the Russell 1000(R) Value Index (Russell Index) and the 4.90% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group, for the same period.

Q:  What factors most significantly affected performance?

A: Detracting from performance most was the Fund's modest exposure to the strongly performing financials sector relative to the Russell Index. The Fund also suffered poor individual stock selection within the financials sector. Each of the Fund's biggest individual stock disappointments for the period came from the financials sector, particularly the insurance industry. These included XL Capital, Montpelier Re Holdings and American International Group (AIG).

    The Fund benefited from the modest outperformance of higher dividend-paying sectors vs. lower dividend-paying sectors for the semiannual period overall. Indeed, the Fund's dividend yield remained high relative to the Fund's peer group, the Lipper Equity Income Funds Index. We have seen growing interest in dividend-paying stocks following the 2003 legislation that provides favorable tax treatment to qualified dividend income from equity securities. More investors consider both the dividend factor and the effectively higher after-tax yields on these equities as criteria in choosing stocks. Also, in an atmosphere wherein corporate governance and accounting scandals continue to make headlines, cash payout of dividends shows genuine financial strength.

SEC YIELDS

At Dec. 30, 2005* by class
A: 2.33% B: 1.71% C: 1.71% I: 2.81% Y: 2.64%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

* The last business day of the period.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S DIVIDEND YIELD REMAINED HIGH RELATIVE TO THE FUND'S PEER GROUP, THE LIPPER EQUITY INCOME FUNDS INDEX.

    The Fund's stock selection within the consumer staples and health care sectors contributed positively to the Fund's semiannual performance. Also, a significant allocation to the integrated oils and other energy sectors helped Fund returns, as these sectors performed well during the six-month period. From an individual stock perspective, tobacco companies Altria Group and Reynolds American were among the Fund's top performers as was diversified metals and mining company Rio Tinto.

Q:  What changes did you make to the Fund's portfolio?

A: We reduced the Fund's position in the utilities sector and redeployed those assets primarily into the financials sector. Financial stocks offered comparatively better yields at more attractive valuations. During the period, we also modestly decreased the Fund's exposure to integrated oils, taking profits from several stocks that had performed well, and moderately increased its allocation to the consumer staples, consumer discretionary and health care sectors, given our view of the relative yield and yield growth prospects of these areas. Every major sector in the Russell Index was represented in the Fund throughout the period.

    We maintained a low turnover throughout the semiannual period in an effort to take advantage of the benefits of 2003's federal tax legislation. The Fund had a semiannual portfolio turnover rate of just 11%.

Q:  How do you intend to manage the Fund in the coming months?

A: Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. Several Fund holdings benefited from such activity during the semiannual period, and we expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- CURRENT YIELD ON DIVIDEND-PAYING STOCKS IS STILL QUITE ATTRACTIVE RELATIVE TO FIXED INCOME ALTERNATIVES AT PRESENT, AND WE ANTICIPATE THIS TREND WILL CONTINUE.

    equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Still, we will stay disciplined to our deep value style of investing.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate.

    In the second half of 2005, dividends increased to an all-time high. Dividend yields are also on the rise since their 2000 low. Further evidence that companies are continuing to increase and initiate dividends is seen in the increasing percentage of Standard & Poor's 500 Index* (S&P 500) companies paying them. Of the 386 dividend payers in the S&P 500, 233 increased their dividend during 2005. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

    We intend to continue managing the Fund through a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

* Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects investment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE DIVIDEND OPPORTUNITY FUND

DEC. 31, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.9%)

ISSUER                                              SHARES             VALUE(a)
AEROSPACE & DEFENSE (1.0%)
Honeywell Intl                                      341,500        $ 12,720,875
                                                                   ------------

AUTO COMPONENTS (0.1%)
Dana                                                159,200           1,143,056
                                                                   ------------

AUTOMOBILES (0.1%)
General Motors                                       70,070(d)        1,360,759
                                                                   ------------

BEVERAGES (0.5%)
Diageo ADR                                          106,600(c),(d)    6,214,780
                                                                   ------------

CAPITAL MARKETS (0.3%)
AMVESCAP                                            467,700(c)        3,556,880
                                                                   ------------

CHEMICALS (5.0%)
Air Products & Chemicals                             72,286           4,278,608
BOC Group                                           316,700(c)        6,528,066
Dow Chemical                                        317,600          13,917,232
Eastman Chemical                                    263,100          13,573,329
EI du Pont de Nemours & Co                          317,400          13,489,500
Lyondell Chemical                                   407,600           9,709,032
                                                                   ------------
Total                                                                61,495,767
                                                                   ------------

COMMERCIAL BANKS (12.6%)
AmSouth Bancorporation                              533,900          13,993,519
Bank of America                                   1,045,870          48,266,902
Colonial BancGroup                                  214,300           5,104,626
HSBC Holdings                                       571,700(c)        9,177,607
Lloyds TSB Group                                    633,500(c)        5,324,647
Natl Australia Bank                                 637,400(c)       15,141,874
Royal Bank of Scotland Group                        250,483(c)        7,563,712
US Bancorp                                          658,700          19,688,543
Wachovia                                            410,300          21,688,458
Wells Fargo & Co                                     98,500           6,188,755
                                                                   ------------
Total                                                               152,138,643
                                                                   ------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
Cendant                                             166,900           2,879,025
Deluxe                                              167,600           5,051,464
Pitney Bowes                                        294,100          12,425,725
RR Donnelley & Sons                                 329,400          11,268,774
Waste Management                                     97,900           2,971,265
                                                                   ------------
Total                                                                34,596,253
                                                                   ------------

CONSTRUCTION MATERIALS (0.6%)
Hanson                                              648,900(c)     $  7,134,413
                                                                   ------------

CONTAINERS & PACKAGING (0.4%)
Packaging Corp of America                           194,200           4,456,890
                                                                   ------------

DISTRIBUTORS (0.5%)
Genuine Parts                                       140,200           6,157,584
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (4.7%)
Citigroup                                           751,300          36,460,589
JPMorgan Chase & Co                                 516,500          20,499,885
                                                                   ------------
Total                                                                56,960,474
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (10.7%)
ALLTEL                                               77,200           4,871,320
AT&T                                              2,205,910          54,022,737
BellSouth                                           436,900          11,839,990
BT Group                                          3,330,000(c)       12,762,671
Citizens Communications                             405,900           4,964,157
MCI                                                 340,650           6,721,025
Sprint Nextel                                       154,400           3,606,784
Telefonos de Mexico ADR Cl L                        327,500(c)        8,082,700
Telstra                                           1,572,000(c)        4,529,681
Verizon Communications                              625,000          18,825,000
                                                                   ------------
Total                                                               130,226,065
                                                                   ------------

ELECTRIC UTILITIES (4.1%)
Ameren                                               81,100           4,155,564
CH Energy Group                                      45,600           2,093,040
Cinergy                                             157,100           6,670,466
Consolidated Edison                                 264,800          12,268,184
DPL                                                  43,800           1,139,238
DTE Energy                                          127,100           5,489,449
NSTAR                                               105,300           3,022,110
Progress Energy                                     146,600           6,438,672
Southern                                            175,800           6,070,374
UIL Holdings                                         52,500           2,414,475
                                                                   ------------
Total                                                                49,761,572
                                                                   ------------

ELECTRICAL EQUIPMENT (0.1%)
Hubbell Cl B                                         37,700           1,701,024
                                                                   ------------

See accompanying notes to investments in securities.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
ENERGY EQUIPMENT & SERVICES (3.2%)
GlobalSantaFe                                       343,300        $ 16,529,895
Halliburton                                         200,700          12,435,372
Schlumberger                                        106,500          10,346,475
                                                                   ------------
Total                                                                39,311,742
                                                                   ------------

FOOD & STAPLES RETAILING (0.7%)
Albertson's                                         280,856           5,996,276
SYSCO                                                93,100           2,890,755
                                                                   ------------
Total                                                                 8,887,031
                                                                   ------------

FOOD PRODUCTS (1.8%)
ConAgra Foods                                       401,100           8,134,308
Reddy Ice Holdings                                  262,600           5,727,306
Sara Lee                                            453,500           8,571,150
                                                                   ------------
Total                                                                22,432,764
                                                                   ------------

GAS UTILITIES (2.5%)
Equitable Resources                                 106,600           3,911,154
KeySpan                                             234,900           8,383,581
Nicor                                               324,100          12,740,371
NiSource                                            247,500           5,162,850
                                                                   ------------
Total                                                                30,197,956
                                                                   ------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Cedar Fair LP                                       375,400          10,713,916
Intl Game Technology                                184,600           5,681,988
                                                                   ------------
Total                                                                16,395,904
                                                                   ------------

HOUSEHOLD DURABLES (1.4%)
Newell Rubbermaid                                   200,200           4,760,756
Tupperware                                          570,300          12,774,720
                                                                   ------------
Total                                                                17,535,476
                                                                   ------------

INDUSTRIAL CONGLOMERATES (0.5%)
Tomkins                                           1,182,400(c)        6,098,222
                                                                   ------------

INSURANCE (3.5%)
Lincoln Natl                                        100,900           5,350,727
Loews - Carolina Group                              200,100(f)        8,802,399
Marsh & McLennan Companies                           68,100           2,162,856
Montpelier Re Holdings                              466,180(c),(d)    8,810,802
Unitrin                                              34,500           1,554,225
XL Capital Cl A                                     236,737(c)       15,951,339
                                                                   ------------
Total                                                                42,632,348
                                                                   ------------

MACHINERY (0.5%)
Harsco                                               92,700           6,258,177
                                                                   ------------

MARINE (0.4%)
Aries Maritime Transport                            362,800(c)        4,727,284
                                                                   ------------

MEDIA (1.0%)
Regal Entertainment Group Cl A                      613,900(d)     $ 11,676,378
                                                                   ------------

METALS & MINING (2.0%)
Compass Minerals Intl                               352,822           8,658,252
Rio Tinto ADR                                        87,100(c)       15,921,009
                                                                   ------------
Total                                                                24,579,261
                                                                   ------------

MULTILINE RETAIL (0.2%)
Federated Dept Stores                                44,982           2,983,656
                                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER (4.0%)
Dominion Resources                                   93,900           7,249,080
Duke Energy                                         529,800          14,543,010
Energy East                                          84,100           1,917,480
Natl Grid                                         1,259,012(c)       12,315,157
Public Service Enterprise Group                     197,600          12,838,072
                                                                   ------------
Total                                                                48,862,799
                                                                   ------------

OIL & GAS (13.1%)
Arlington Tankers                                   107,500(c)        2,338,125
BP ADR                                              454,500(c)       29,187,990
Chevron                                             650,100          36,906,178
Enbridge                                            529,700(c)       16,563,719
Enbridge Energy Management LLC                            1(b)               41
Eni                                                 366,100(c)       10,153,447
Enterprise Products Partners LP                      92,300           2,216,123
Exxon Mobil                                         192,100          10,790,257
Golden Ocean Group                                   40,900(b),(c)       23,032
Kinder Morgan                                       113,700          10,454,715
Kinder Morgan Energy Partners LP                    192,300(d)        9,195,786
Kinder Morgan Management LLC                              1(b)               39
Royal Dutch Shell ADR Series A                      281,200(c)       17,290,988
Ship Finance Intl                                    32,198(c)          544,146
TransCanada                                         404,500(c),(d)   12,733,660
                                                                   ------------
Total                                                               158,398,246
                                                                   ------------

PAPER & FOREST PRODUCTS (1.4%)
Intl Paper                                           72,300           2,430,003
MeadWestvaco                                        339,000           9,502,170
Stora Enso Cl R                                     422,300(c)        5,718,585
                                                                   ------------
Total                                                                17,650,758
                                                                   ------------

                            See accompanying notes to investments in securities.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                            SHARES                VALUE(a)
PHARMACEUTICALS (5.4%)
Bristol-Myers Squibb                              571,800         $   13,139,964
Eli Lilly & Co                                     57,900              3,276,561
Merck & Co                                        594,475             18,910,250
Pfizer                                          1,323,923             30,873,884
                                                                  --------------
Total                                                                 66,200,659
                                                                  --------------

REAL ESTATE INVESTMENT TRUST (3.1%)
Colonial Properties Trust                         141,600              5,944,368
Crescent Real Estate Equities                     322,200              6,386,004
Equity Office Properties Trust                    206,000              6,247,980
Friedman, Billings,  Ramsey Group Cl A            185,800(d)           1,839,420
KKR Financial                                     133,810              3,210,102
Plum Creek Timber                                  81,900              2,952,495
Rayonier                                          290,450             11,574,432
                                                                  --------------
Total                                                                 38,154,801
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Intel                                             202,500              5,054,400
Microchip Technology                               98,049              3,152,275
                                                                  --------------
Total                                                                  8,206,675
                                                                  --------------

SOFTWARE (1.1%)
Microsoft                                         497,800             13,017,470
                                                                  --------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Capitol Federal Financial                          96,100              3,165,534
Fannie Mae                                         69,700              3,402,057
Washington Mutual                                 276,300             12,019,050
                                                                  --------------
Total                                                                 18,586,641
                                                                  --------------

TOBACCO (4.6%)
Altria Group                                      407,220             30,427,478
Reynolds American                                 265,300             25,291,049
                                                                  --------------
Total                                                                 55,718,527
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group ADR                                254,100(c)           5,455,527
                                                                  --------------

TOTAL COMMON STOCKS
(Cost: $1,095,816,901)                                            $1,193,593,337
                                                                  --------------

PREFERRED STOCKS (1.1%)
Natl Grid Cl B                                  1,798,200(b),(c)  $    1,964,678
Schering-Plough 6.00% Cv                           99,200              5,270,794
XL Capital 7.00% Cv                               250,000              6,387,499
                                                                  --------------

TOTAL PREFERRED STOCKS
(Cost: $13,161,588)                                               $   13,622,971
                                                                  --------------

SHORT-TERM SECURITIES (4.4%)(e)

                                                      AMOUNT
                                     EFFECTIVE      PAYABLE AT
ISSUER                                 YIELD         MATURITY           VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
   01-03-06                              4.20%     $13,300,000(g) $   13,293,793
Gemini
   01-25-06                              4.34       10,000,000(g)      9,968,728
Park Granada LLC
   01-05-06                              4.29       10,000,000(g)      9,992,850
Sedna Finance
   01-17-06                              4.36       10,000,000         9,978,250
Thames Asset Global Securitization #1
   01-12-06                              4.32       10,000,000(g)      9,984,436
                                                                  --------------

TOTAL SHORT-TERM SECURITIES
(Cost: $53,224,409)                                               $   53,218,057
                                                                  --------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,162,202,898)(h)                                         $1,260,434,365
                                                                  ==============

See accompanying notes to investments in securities.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2005, the value of foreign securities represented 20.7% of net assets.

(d) At Dec. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.6% of net assets. See Note 5 to the financial statements. 0.8% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2005, the value of these securities amounted to $43,239,807 or 3.5% of net assets.

(h) At Dec. 31, 2005, the cost of securities for federal income tax purposes was approximately $1,162,203,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $133,197,000
     Unrealized depreciation                                         (34,966,000)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                                    $ 98,231,000
     ---------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE DIVIDEND OPPORTUNITY FUND

DEC. 31, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
  (identified cost $1,162,202,898)                                                               $1,260,434,365
Cash in bank on demand deposit                                                                           20,347
Foreign currency holdings (identified cost $490,770) (Note 1)                                           480,321
Capital shares receivable                                                                               356,462
Dividends and accrued interest receivable                                                             3,179,833
---------------------------------------------------------------------------------------------------------------
Total assets                                                                                      1,264,471,328
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                   83,231
Payable upon return of securities loaned (Note 5)                                                    44,087,000
Accrued investment management services fee                                                               19,805
Accrued distribution fee                                                                                526,829
Accrued service fee                                                                                           2
Accrued transfer agency fee                                                                               2,873
Accrued administrative services fee                                                                       1,882
Other accrued expenses                                                                                  140,350
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    44,861,972
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                               $1,219,609,356
===============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                         $    1,638,565
Additional paid-in capital                                                                        1,592,956,632
Undistributed net investment income                                                                   4,745,733
Accumulated net realized gain (loss) (Note 7)                                                      (477,947,214)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                 98,215,640
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                         $1,219,609,356
===============================================================================================================
Net assets applicable to outstanding shares:              Class A                                $  913,827,804
                                                          Class B                                $  290,899,149
                                                          Class C                                $   14,285,410
                                                          Class I                                $       11,304
                                                          Class Y                                $      585,689
Net asset value per share of outstanding capital stock:   Class A shares       122,557,769       $         7.46
                                                          Class B shares        39,288,200       $         7.40
                                                          Class C shares         1,930,650       $         7.40
                                                          Class I shares             1,513       $         7.47
                                                          Class Y shares            78,382       $         7.47
---------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                $   42,260,752
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE DIVIDEND OPPORTUNITY FUND

SIX MONTHS ENDED DEC. 31, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                      $28,115,123
Interest                                                                           292,433
Fee income from securities lending (Note 5)                                        129,782
   Less foreign taxes withheld                                                    (536,082)
------------------------------------------------------------------------------------------
Total income                                                                    28,001,256
------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               3,966,788
Distribution fee
   Class A                                                                       1,091,238
   Class B                                                                       1,463,060
   Class C                                                                          65,761
Transfer agency fee                                                                950,616
Incremental transfer agency fee
   Class A                                                                          68,031
   Class B                                                                          48,729
   Class C                                                                           2,033
Service fee -- Class Y                                                                 188
Administrative services fees and expenses                                          290,005
Compensation of board members                                                        7,011
Custodian fees                                                                      58,750
Printing and postage                                                               128,100
Registration fees                                                                   34,770
Audit fees                                                                          15,000
Other                                                                               18,204
------------------------------------------------------------------------------------------
Total expenses                                                                   8,208,284
   Earnings credits on cash balances (Note 2)                                      (25,545)
------------------------------------------------------------------------------------------
Total net expenses                                                               8,182,739
------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                  19,818,517
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               24,556,244
   Foreign currency transactions                                                   (31,672)
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         24,524,572
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (2,972,252)
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           21,552,320
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $41,370,837
==========================================================================================

See accompanying notes to financial statements.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE DIVIDEND OPPORTUNITY FUND

                                                                             DEC. 31, 2005      JUNE 30, 2005
                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss)-- net                                              $   19,818,517      $   30,848,375
Net realized gain (loss) on investments                                         24,524,572          21,624,718
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (2,972,252)        113,018,960
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 41,370,837         165,492,053
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (14,044,315)        (23,055,069)
      Class B                                                                   (3,450,137)         (6,548,604)
      Class C                                                                     (169,793)           (249,797)
      Class I                                                                         (200)               (371)
      Class Y                                                                       (8,087)             (7,384)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                            (17,672,532)        (29,861,225)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                     167,669,866         180,644,850
   Class B shares                                                               40,660,287          57,076,194
   Class C shares                                                                3,359,948           3,256,338
   Class Y shares                                                                  433,578             229,990
Reinvestment of distributions at net asset value
   Class A shares                                                               13,201,343          21,518,803
   Class B shares                                                                3,322,291           6,299,106
   Class C shares                                                                  159,544             237,684
   Class Y shares                                                                    8,087               7,384
Payments for redemptions
   Class A shares                                                              (92,480,928)       (191,521,955)
   Class B shares (Note 2)                                                     (56,383,580)       (103,416,986)
   Class C shares (Note 2)                                                      (1,357,695)         (2,991,544)
   Class Y shares                                                                  (29,497)           (403,571)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               78,563,244         (29,063,707)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        102,261,549         106,567,121
Net assets at beginning of period                                            1,117,347,807       1,010,780,686
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $1,219,609,356      $1,117,347,807
==============================================================================================================
Undistributed net investment income                                         $    4,745,733      $    2,599,748
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE DIVIDEND OPPORTUNITY FUND (FORMERLY AXP DIVIDEND OPPORTUNITY FUND)

(UNAUDITED AS TO DEC. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-    Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Dec. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2005, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.48% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.61% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $477,177 for the six months ended Dec. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-    Class A $19.50
-    Class B $20.50
-    Class C $20.00
-    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $859,320 for Class A, $103,990 for Class B and $1,041 for Class C for the six months ended Dec. 31, 2005.

During the six months ended Dec. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $25,545 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $204,847,870 and $128,054,164, respectively, for the six months ended Dec. 31, 2005. Realized gains and losses are determined on an identified cost basis.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            SIX MONTHS ENDED DEC. 31, 2005
                                         CLASS A         CLASS B         CLASS C        CLASS I         CLASS Y
-----------------------------------------------------------------------------------------------------------------
Sold                                    22,575,171       5,516,705         455,256         --              58,210
Issued for reinvested distributions      1,762,476         446,502          21,455         --               1,075
Redeemed                               (12,450,252)     (7,662,446)       (184,243)        --              (3,988)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 11,887,395      (1,699,239)        292,468         --              55,297
-----------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED JUNE 30, 2005
                                         CLASS A         CLASS B         CLASS C         CLASS I        CLASS Y
-----------------------------------------------------------------------------------------------------------------
Sold                                    25,925,918       8,143,868         465,023          --             33,531
Issued for reinvested distributions      3,071,266         905,892          34,129          --              1,079
Redeemed                               (27,760,235)    (15,399,633)       (437,038)         --            (59,532)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  1,236,949      (6,349,873)         62,114          --            (24,922)
-----------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Dec. 31, 2005, securities valued at $42,260,752 were on loan to brokers. For collateral, the Fund received $44,087,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $129,782 for the six months ended Dec. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $501,472,613 at June 30, 2005, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                        2005(f)      2005      2004       2003       2002
Net asset value, beginning of period                $  7.30    $  6.39    $  6.23    $  6.59    $  9.23
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .14        .22        .21        .18        .19
Net gains (losses) (both realized and unrealized)       .15        .91        .15       (.36)     (2.36)
-------------------------------------------------------------------------------------------------------
Total from investment operations                        .29       1.13        .36       (.18)     (2.17)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.13)      (.22)      (.20)      (.18)      (.18)
Distributions from realized gains                        --         --         --         --       (.29)
-------------------------------------------------------------------------------------------------------
Total distributions                                    (.13)      (.22)      (.20)      (.18)      (.47)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  7.46    $  7.30    $  6.39    $  6.23    $  6.59
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $   914    $   808    $   700    $   795    $ 1,086
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.19%(c)   1.12%      1.02%      1.15%      1.06%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                             3.57%(c)   3.20%      3.30%      3.02%      2.36%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            11%        24%       118%       134%       106%
-------------------------------------------------------------------------------------------------------
Total return(d)                                        3.80%(e)  17.79%      5.87%     (2.40%)   (23.98%)
-------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Dec. 31, 2005 (Unaudited).

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                        2005(f)     2005       2004        2003       2002
Net asset value, beginning of period                $  7.25    $  6.35    $  6.19    $  6.54    $  9.17
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .10        .17        .16        .14        .12
Net gains (losses) (both realized and unrealized)       .14        .89        .15       (.35)     (2.34)
-------------------------------------------------------------------------------------------------------
Total from investment operations                        .24       1.06        .31       (.21)     (2.22)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.09)      (.16)      (.15)      (.14)      (.12)
Distributions from realized gains                        --         --         --         --       (.29)
-------------------------------------------------------------------------------------------------------
Total distributions                                    (.09)      (.16)      (.15)      (.14)      (.41)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  7.40    $  7.25    $  6.35    $  6.19    $  6.54
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $   291    $   297    $   301    $   347    $   531
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.96%(c)   1.88%      1.79%      1.92%      1.83%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                             2.77%(c)   2.41%      2.53%      2.25%      1.59%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            11%        24%       118%       134%       106%
-------------------------------------------------------------------------------------------------------
Total return(d)                                        3.29%(e)  16.84%      5.08%     (3.04%)   (24.65%)
-------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Dec. 31, 2005 (Unaudited).

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                        2005(f)     2005       2004       2003       2002
Net asset value, beginning of period                $  7.25    $  6.35    $  6.19    $  6.54    $  9.17
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .10        .17        .16        .14        .12
Net gains (losses) (both realized and unrealized)       .14        .89        .15       (.35)     (2.34)
-------------------------------------------------------------------------------------------------------
Total from investment operations                        .24       1.06        .31       (.21)     (2.22)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.09)      (.16)      (.15)      (.14)      (.12)
Distributions from realized gains                        --         --         --         --       (.29)
-------------------------------------------------------------------------------------------------------
Total distributions                                    (.09)      (.16)      (.15)      (.14)      (.41)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  7.40    $  7.25    $  6.35    $  6.19    $  6.54
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    14    $    12    $    10    $    10    $    12
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.96%(c)   1.89%      1.79%      1.93%      1.84%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                             2.80%(c)   2.43%      2.54%      2.23%      1.63%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            11%        24%       118%       134%       106%
-------------------------------------------------------------------------------------------------------
Total return(d)                                        3.33%(e)  16.86%      5.11%     (3.03%)   (24.64%)
-------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Dec. 31, 2005 (Unaudited).

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                        2005(g)     2005      2004(b)
Net asset value, beginning of period                $  7.32    $  6.41    $  6.64
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .15        .25        .13
Net gains (losses) (both realized and unrealized)       .13        .91       (.24)
---------------------------------------------------------------------------------
Total from investment operations                        .28       1.16       (.11)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.13)      (.25)      (.12)
---------------------------------------------------------------------------------
Net asset value, end of period                      $  7.47    $  7.32    $  6.41
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    --    $    --    $    --
---------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .77%(d)    .70%      .60%(d)
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                             3.98%(d)   3.61%      3.81%(d)
---------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            11%        24%       118%
---------------------------------------------------------------------------------
Total return(e)                                        3.85%(f)  18.24%     (1.84%)(f)
---------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Dec. 31, 2005 (Unaudited).

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

CLASS Y
PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                        2005(f)     2005       2004       2003       2002
Net asset value, beginning of period                $  7.32    $  6.41    $  6.23    $  6.59    $  9.24
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .14        .23        .22        .19        .20
Net gains (losses) (both realized and unrealized)       .14        .91        .17       (.36)     (2.36)
-------------------------------------------------------------------------------------------------------
Total from investment operations                        .28       1.14        .39       (.17)     (2.16)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.13)      (.23)      (.21)      (.19)      (.20)
Distributions from realized gains                        --         --         --         --       (.29)
-------------------------------------------------------------------------------------------------------
Total distributions                                    (.13)      (.23)      (.21)      (.19)      (.49)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  7.47    $  7.32    $  6.41    $  6.23    $  6.59
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $     1    $    --    $    --    $     1    $     1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.03%(c)    .94%       .84%       .98%       .90%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                             3.82%(c)   3.37%      3.32%      3.13%      2.54%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            11%        24%       118%       134%       106%
-------------------------------------------------------------------------------------------------------
Total return(d)                                        3.76%(e)  17.93%      6.35%     (2.23%)   (23.92%)
-------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Dec. 31, 2005 (Unaudited).

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

                                                  BEGINNING        ENDING         EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                                 JULY 1, 2005   DEC. 31, 2005   THE PERIOD(a)      EXPENSE RATIO
Class A
     Actual(b)                                  $       1,000   $    1,038.00   $        6.08(c)            1.19%
     Hypothetical (5% return before expenses)   $       1,000   $    1,019.10   $        6.02(c)            1.19%
Class B
     Actual(b)                                  $       1,000   $    1,032.90   $        9.99(c)            1.96%
     Hypothetical (5% return before expenses)   $       1,000   $    1,015.24   $        9.90(c)            1.96%
Class C
     Actual(b)                                  $       1,000   $    1,033.30   $        9.99(c)            1.96%
     Hypothetical (5% return before expenses)   $       1,000   $    1,015.24   $        9.90(c)            1.96%
Class I
     Actual(b)                                  $       1,000   $    1,038.50   $        3.93(c)             .77%
     Hypothetical (5% return before expenses)   $       1,000   $    1,021.21   $        3.90(c)             .77%
Class Y
     Actual(b)                                  $       1,000   $    1,037.60   $        5.26(c)            1.03%
     Hypothetical (5% return before expenses)   $       1,000   $    1,019.90   $        5.22(c)            1.03%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2005: +3.80% for Class A, +3.29% for Class B, +3.33% for Class C, +3.85% for Class I and +3.76% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If the revised fee schedules under the Administrative Services Agreement and the Investment Management Services Agreement had been in place for the entire six-month period ended Dec. 31, 2005, the actual expenses paid would have been $6.13 for Class A, $10.04 for Class B, $10.04 for Class C, $3.99 for Class I and $5.31 for Class Y; the hypothetical expenses paid would have been $6.07 for Class A, $9.95 for Class B, $9.95 for Class C, $3.95 for Class I and $5.27 for Class Y.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

         RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE(SM)
REAL ESTATE FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED DEC. 31, 2005

- RIVERSOURCE REAL ESTATE FUND (FORMERLY AXP(R) REAL ESTATE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN FROM BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                                                  3
Performance Summary                                            4
Questions & Answers with Portfolio Management                  5
Investments in Securities                                      9
Financial Statements                                          11
Notes to Financial Statements                                 14
Fund Expenses Example                                         26
Approval of Investment Management Services Agreement          28
Proxy Voting                                                  31

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT DEC. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS     SINCE    YEARS IN INDUSTRY
Julene Melquist         5/05            12
J. Blair Brumley, CFA   5/05            19

FUND OBJECTIVE

To provide shareholders with total return from both current income and capital appreciation.

Inception dates by class
A: 3/4/04    B: 3/4/04    C: 3/4/04    I: 3/4/04    Y: 3/4/04

Ticker symbols by class
A: ARLAX     B: AESBX     C: --        I: AESIX     Y: --

Total net assets                               $143.4 million

Number of holdings                                         60

STYLE MATRIX

                        STYLE
               VALUE    BLEND   GROWTH
SIZE
LARGE
MEDIUM           X
SMALL            X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Office Property                          18.8%
Apartments                               15.9%
Regional Malls                           14.0%
Hotels                                   12.4%
Shopping Centers                          8.4%
Warehouse/Industrial                      8.2%
Diversified                               6.9%
Short-Term Securities                     6.6%
Storage                                   3.9%
Other                                     4.9%

Sectors can be comprised of several industries. Please refer to the "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Simon Property Group*                                  6.4%
ProLogis*                                              4.8
General Growth Properties*                             4.6
Vornado Realty Trust*                                  3.3
AvalonBay Communities*                                 3.1
Boston Properties*                                     3.1
Starwood Hotels & Resorts
Worldwide Unit (Hotels, Restaurants & Leisure)         3.0
Camden Property Trust*                                 3.0
Public Storage*                                        3.0
Archstone-Smith Trust*                                 2.8

*Real Estate Investment Trust

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

The RiverSource Real Estate Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. Principal risks associated with the Fund are discussed in the prospectus and include market risk, issuer risk, diversification risk and sector/concentration risk.

Fund holdings are subject to change.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED DEC. 31, 2005

RiverSource Real Estate Fund Class A (excluding sales charge)             +7.96%
Dow Jones Wilshire Real Estate Securities Index(1) (unmanaged)            +6.86%
Lipper Real Estate Funds Index(2)                                         +5.75%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Dow Jones Wilshire Real Estate Securities Index, an unmanaged capitalization-weighted index, measures the performance of publicly traded real estate securities, including REITs and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, JULENE MELQUIST AND J. BLAIR BRUMLEY DISCUSS RIVERSOURCE REAL ESTATE FUND'S PERFORMANCE AND POSITIONING FOR THE SIX MONTHS ENDED DEC. 31, 2005.

AT DEC. 31, 2005, APPROXIMATELY 28% OF THE FUND'S SHARES WERE OWNED IN AGGREGATE BY RIVERSOURCE PORTFOLIO BUILDER FUNDS, A GROUP OF SIX ASSET ALLOCATION FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE RIVERSOURCE REAL ESTATE FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM RIVERSOURCE PORTFOLIO BUILDER FUNDS (SEE PAGE 19, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE REAL ESTATE FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES TO MANAGE TRANSACTIONS FOR RIVERSOURCE PORTFOLIO BUILDER FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 17 AND 26.

Q: How did RiverSource Real Estate Fund perform for the first half of the fiscal year?

A: RiverSource Real Estate Fund's Class A shares gained 7.96% (excluding sales charge) for the six months ended Dec. 31, 2005. The Fund outperformed the 6.86% advance of its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Wilshire Index). The Lipper Real Estate Funds Index, representing the Fund's peer group, rose 5.75% during the same time frame.

Q:  What factors most significantly affected performance?

A: The real estate sector provided strong returns for the first half of the fiscal year, outpacing the overall U.S. stock market (as measured by the Standard & Poor's 500 Index's 5.77% return for the six months ended Dec. 31,
    2005). Real estate investment trusts (REITs) benefited primarily from improving fundamentals and strong merger and acquisition activity within the sector.

SEC YIELDS

At Dec. 30, 2005* by class
A: 2.46%   B: 1.82%   C: 1.83%   I: 3.48%   Y: 3.58%

*The last business day of the fiscal period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE REAL ESTATE SECTOR PROVIDED STRONG RETURNS FOR THE FIRST HALF OF THE FISCAL YEAR, OUTPACING THE OVERALL U.S. STOCK MARKET.

    The Fund's results benefited most during the six-month period from exposure to the telecommunication tower REIT subsector and from effective stock selection within the office and apartment REIT subsectors. On a stock-specific basis, telecommunication tower REIT Global Signal, telecommunication tower company American Tower and office REIT Prentiss Properties Trust contributed positively to Fund performance. The two telecommunication tower holdings outperformed the Wilshire Index and, not being components of the Wilshire Index, boosted the Fund's returns. A sizable position in Prentiss Properties Trust proved beneficial, as its shares rose upon the REIT's agreement to be acquired by Brandywine Realty Trust. In addition, holding only a modest position in Equity Office Properties Trust contributed positively to the Fund's results, as the office REIT underperformed the Wilshire Index for the period.

AVERAGE ANNUAL TOTAL RETURNS

                         CLASS A           CLASS B           CLASS C          CLASS I    CLASS Y
(INCEPTION DATES)        (3/4/04)          (3/4/04)          (3/4/04)         (3/4/04)   (3/4/04)
                                                 AFTER            AFTER
                     NAV(1)   POP(2)   NAV(1)   CDSC(3)  NAV(1)   CDSC(4)      NAV(5)     NAV(6)
AT DEC. 31, 2005
6 months*             +7.96%   +1.75%   +7.52%    +2.55%  +7.53%    +6.53%       +8.21%     +8.05%
1 year               +15.82%   +9.16%  +14.91%    +9.91% +14.92%   +13.92%      +16.36%    +16.01%
Since inception      +21.75%  +17.87%  +20.77%   +18.89% +20.77%   +20.77%      +22.14%    +21.95%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS:
     FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
 *   NOT ANNUALIZED.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- MERGER AND ACQUISITION ACTIVITY IN THE U.S. REAL ESTATE MARKET IS ALSO EXPECTED TO REMAIN QUITE STRONG, HELPING TO SUPPORT THE SECTOR OVERALL.

    The Fund's allocation to, and stock selection within, the storage REIT subsector hurt performance. In addition, the Fund's stock selection within the hotel REIT subsector detracted from results. A holding in Great Wolf Resorts particularly hurt Fund performance during the semiannual period. This hotel REIT was not part of the Wilshire Index and underperformed the Wilshire Index. Also, not owning a position in self-storage REIT Shurgard Storage hurt performance as its stock price rose upon the announcement of a potential acquisition by Public Storage.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the six months ended Dec. 31, 2005, we increased the Fund's allocation to industrial REITs and reduced its exposure to office and community shopping center REITs, based primarily on our view of growth prospects for each subsector. For example, we reduced the Fund's exposure to the community shopping center subsector because we had become concerned that grocery-anchored centers might struggle, given the trend toward Wal-Mart and Target stores increasing their market share of the grocery business. Given what we believed were somewhat high stock valuations, we also trimmed back or sold some holdings in sectors, which we believe have reached, or are approaching full valuation. Proceeds have been applied to more undervalued areas of the market.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    We continued to seek to upgrade the quality of the portfolio overall as well, reducing positions where we felt discomfort based on stock-specific or event-specific concerns and increasing holdings with strong balance sheets.

    At the end of December, the Fund had significant exposure to the hotels, office and apartments sectors. The Fund had more modest allocations to the warehouse/industrial, diversified, shopping centers and storage sectors.

Q:  How do you intend to manage the Fund in the coming months?

A: We anticipate that stock valuations within the real estate sector may remain a bit expensive. Importantly, however, fundamentals of REITs have been improving, with, for example, little new construction among U.S. hotels along with better room occupancy and revenue per room. Fundamentals in the apartment subsector have benefited from a slowing housing boom, a more limited supply given the growing conversion to condominiums, and a somewhat better economy with an increasing number of jobs. Based on these stronger fundamentals, several REITs already have, and more are anticipated to, increase their dividends to shareholders. Merger and acquisition activity in the U.S. real estate market is also expected to remain quite strong, helping to support the sector overall. We expect the coming months to be somewhat volatile, with the performance of REITs dependent to some degree on the direction of interest rates, the strength of the economy and the performance of other equity sectors. We will continue to monitor fixed income yield curve trends, Federal Reserve Board activity and employment growth, as they remain key indicators for the real estate market for the near- to mid-term.

    Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance across the U.S. to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential. Our focus remains on securities of real estate companies with quality assets, strong balance sheets, experienced management teams and a sustainable competitive advantage.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE REAL ESTATE FUND

DEC. 31, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (93.0%)

ISSUER                                                     SHARES         VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (--%)
Brookdale Senior Living                                       620     $     18,482
----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.9%)
Fairmont Hotels & Resorts                                  20,900(c)       886,369
Hilton Hotels                                             139,055        3,352,616
Starwood Hotels & Resorts Worldwide Unit                   65,300        4,170,058
                                                                      ------------
Total                                                                    8,409,043
----------------------------------------------------------------------------------

REAL ESTATE (3.3%)
Brookfield Properties                                     130,850        3,849,607
Nobility Homes                                             10,000          270,200
Toll Brothers                                              19,543(b)       676,970
                                                                      ------------
Total                                                                    4,796,777
----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (82.0%)
Acadia Realty Trust                                        68,700        1,377,435
Agree Realty                                               61,035        1,763,912
AMB Property                                               45,600        2,242,152
Archstone-Smith Trust                                      94,168        3,944,698
Associated Estates Realty                                 148,100        1,338,824
AvalonBay Communities                                      48,200        4,301,850
BioMed Realty Trust                                        61,600        1,503,040
Boston Properties                                          57,500        4,262,475
Brandywine Realty Trust                                    48,400        1,350,844
Camden Property Trust                                      71,400        4,135,488
CarrAmerica Realty                                         57,200        1,980,836
CenterPoint Properties Trust                               31,400        1,553,672
Cogdell Spencer                                            20,000          337,800
Colonial Properties Trust                                  66,300        2,783,274
Cousins Properties                                         21,200          599,960
Developers Diversified Realty                              57,900        2,722,458
EastGroup Properties                                       29,790        1,345,316
Equity Inns                                                55,007          745,345
Equity Office Properties Trust                             61,990        1,880,157
Equity Residential                                         61,001        2,386,359
Essex Property Trust                                       22,800        2,102,160
Federal Realty Investment Trust                            29,300        1,777,045
General Growth Properties                                 135,900        6,385,940
Global Signal                                              48,731        2,103,230
Highwoods Properties                                       48,510        1,380,110
Home Properties of New York                                19,080          778,464
Host Marriott                                             180,399        3,418,561
Innkeepers USA Trust                                       45,400     $    726,400
Kilroy Realty                                              28,600        1,770,340
Kimco Realty                                               92,000        2,951,360
Kite Realty Group Trust                                    20,300          314,041
LaSalle Hotel Properties                                   64,921        2,383,899
Liberty Property Trust                                     42,264        1,811,012
Maguire Properties                                         62,600        1,934,340
MeriStar Hospitality                                       72,900(b)       685,260
Mid-America Apartment Communities                          48,247        2,339,980
Mills                                                      43,290        1,815,583
Post Properties                                            35,300        1,410,235
ProLogis                                                  141,381        6,605,319
PS Business Parks                                          31,700        1,559,640
Public Storage                                             60,400        4,090,288
Reckson Associates Realty                                  39,500        1,421,210
Regency Centers                                            19,700        1,161,315
Simon Property Group                                      116,570        8,932,758
SL Green Realty                                            23,230        1,774,540
Strategic Hotel Capital                                    67,000        1,378,860
The Macerich Company                                       42,000        2,819,880
Trizec Properties                                          93,954        2,153,426
U-Store-It Trust                                           68,100        1,433,505
Vornado Realty Trust                                       55,240        4,610,883
                                                                      ------------
Total                                                                  117,532,649
----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.5%)
American Tower Cl A                                       133,275(b)     3,611,753
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $113,747,314)                                                  $133,421,534
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

SHORT-TERM SECURITIES (3.6%)

                                                      AMOUNT
                                     EFFECTIVE      PAYABLE AT
ISSUER                                 YIELD         MATURITY             VALUE(a)
COMMERCIAL PAPER
General Electric Capital
   01-03-06                               4.20%     $3,200,000        $  3,198,507
Goldman Sachs Group
   01-11-06                               4.33       2,000,000           1,997,120
----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,196,240)                                                    $  5,195,627
----------------------------------------------------------------------------------

Total Investments in Securities
(Cost: $118,943,554)(d)                                               $138,617,161
==================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2005, the value of foreign securities represented 0.6% of net assets.

(d) At Dec. 31, 2005, the cost of securities for federal income tax purposes was approximately $118,944,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $20,256,000
      Unrealized depreciation                                           (583,000)
      --------------------------------------------------------------------------

      Net unrealized appreciation                                    $19,673,000
      --------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE REAL ESTATE FUND

DEC. 31, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $118,943,554)                                                                        $138,617,161
Cash in bank on demand deposit                                                                                 21,158
Capital shares receivable                                                                                      53,861
Dividends and accrued interest receivable                                                                     616,792
Receivable for investment securities sold                                                                   4,201,874
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              143,510,846
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                          8,850
Accrued investment management services fee                                                                      3,303
Accrued distribution fee                                                                                       43,226
Accrued transfer agency fee                                                                                       457
Accrued administrative services fee                                                                               236
Other accrued expenses                                                                                         60,213
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                             116,285
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                       $143,394,561
=====================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                                 $    107,371
Additional paid-in capital                                                                                121,046,167
Undistributed net investment income                                                                         1,492,175
Accumulated net realized gain (loss)                                                                        1,075,241
Unrealized appreciation (depreciation) on investments                                                      19,673,607
---------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                 $143,394,561
=====================================================================================================================
Net assets applicable to outstanding shares:                           Class A                           $ 80,259,614
                                                                       Class B                           $ 21,642,876
                                                                       Class C                           $  1,103,848
                                                                       Class I                           $ 40,303,366
                                                                       Class Y                           $     84,857
Net asset value per share of outstanding capital stock:                Class A shares       6,007,283    $      13.36
                                                                       Class B shares       1,629,414    $      13.28
                                                                       Class C shares          83,101    $      13.28
                                                                       Class I shares       3,010,983    $      13.39
                                                                       Class Y shares           6,365    $      13.33

See accompanying notes to financial statements.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE REAL ESTATE FUND

SIX MONTHS ENDED DEC. 31, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                     $ 2,975,532
Interest                                                                                           49,210
   Less foreign taxes withheld                                                                     (7,254)
---------------------------------------------------------------------------------------------------------
Total income                                                                                    3,017,488
---------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                608,501
Distribution fee
   Class A                                                                                         90,284
   Class B                                                                                         99,344
   Class C                                                                                          5,113
Transfer agency fee                                                                                95,215
Incremental transfer agency fee
   Class A                                                                                          7,729
   Class B                                                                                          4,053
   Class C                                                                                            182
Service fee -- Class Y                                                                                 21
Administrative services fees and expenses                                                          37,645
Compensation of board members                                                                       5,094
Custodian fees                                                                                     11,079
Printing and postage                                                                               41,921
Registration fees                                                                                  25,420
Audit fees                                                                                         10,250
Other                                                                                               8,624
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                  1,050,475
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)               (29,579)
---------------------------------------------------------------------------------------------------------
                                                                                                1,020,896
   Earnings credits on cash balances (Note 2)                                                      (3,434)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                              1,017,462
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                 2,000,026
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                                      7,168,869
Net change in unrealized appreciation (depreciation) on investments                               944,962
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                  8,113,831
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $10,113,857
=========================================================================================================

See accompanying notes to financial statements.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE REAL ESTATE FUND

                                                                              DEC. 31, 2005      JUNE 30, 2005
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                               (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  2,000,026        $  3,117,127
Net gain (loss) on investments                                                   7,168,869           3,614,926
Net change in unrealized appreciation (depreciation) on investments                944,962          17,539,847
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 10,113,857          24,271,900
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (513,920)           (612,081)
      Class B                                                                      (63,022)            (92,564)
      Class C                                                                       (3,326)             (5,561)
      Class I                                                                     (389,339)           (665,059)
      Class Y                                                                         (467)               (523)
   Net realized gain
      Class A                                                                   (5,859,124)           (343,907)
      Class B                                                                   (1,589,771)            (95,259)
      Class C                                                                      (80,933)             (5,829)
      Class I                                                                   (2,938,907)           (325,986)
      Class Y                                                                       (6,290)               (223)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                            (11,445,099)         (2,146,992)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                      23,941,936          43,892,647
   Class B shares                                                                5,858,772          13,158,425
   Class C shares                                                                  245,101             696,561
   Class I shares                                                                9,105,214          43,592,830
   Class Y shares                                                                   55,041              20,400
Reinvestment of distributions at net asset value
   Class A shares                                                                6,200,094             924,251
   Class B shares                                                                1,609,279             182,262
   Class C shares                                                                   79,961              10,812
   Class I shares                                                                3,327,071             990,741
   Class Y shares                                                                    5,594                 412
Payments for redemptions
   Class A shares                                                              (10,696,286)        (10,429,547)
   Class B shares (Note 2)                                                      (3,728,502)         (2,222,655)
   Class C shares (Note 2)                                                        (140,390)           (161,754)
   Class I shares                                                              (24,689,733)        (11,180,874)
   Class Y shares                                                                   (8,458)             (5,694)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               11,164,694          79,468,817
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          9,833,452         101,593,725
Net assets at beginning of period                                              133,561,109          31,967,384
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $143,394,561        $133,561,109
==============================================================================================================
Undistributed net investment income                                           $  1,492,175        $    462,223
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE REAL ESTATE FUND (FORMERLY AXP REAL ESTATE FUND)
(UNAUDITED AS TO DEC. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments.

The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Dec. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 28.11% of the Fund's net assets.

At Dec. 31, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. The Fund estimates the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the exdividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $18,266 for the six months ended Dec. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $255,795 for Class A, $6,249 for Class B and $109 for Class C for the six months ended Dec. 31, 2005.

For the six months ended Dec. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.47% for Class A, 2.24% for Class B, 2.24% for Class C and 1.19% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $23,404, $5,873, $293 and $9, respectively. Beginning Oct.1, 2005, a new agreement to waive certain fees and expenses is effective until June 30, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.17% for Class I and 1.34% for Class Y of the Fund's average daily net assets.

During the six months ended Dec. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,434 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $36,966,417 and $43,419,148, respectively, for the six months ended Dec. 31, 2005. Realized gains and losses are determined on an identified cost basis.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                SIX MONTHS ENDED DEC. 31, 2005
                                              CLASS A         CLASS B        CLASS C       CLASS I         CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                         1,728,670        426,005         17,663        657,581          3,887
Issued for reinvested distributions            462,168        120,623          5,993        247,552            418
Redeemed                                      (774,298)      (272,818)       (10,190)    (1,816,551)          (609)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      1,416,540        273,810         13,466       (911,418)         3,696
------------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED JUNE 30, 2005
                                               CLASS A        CLASS B        CLASS C       CLASS I         CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                         3,732,333      1,123,841         59,892      3,813,042          1,708
Issued for reinvested distributions             73,046         14,616            867         77,936             32
Redeemed                                      (866,695)      (187,355)       (13,649)      (944,964)          (476)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      2,938,684        951,102         47,110      2,946,014          1,264
------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2005.

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities.In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of$7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf.In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary,8-K filings with the Securities and Exchange Commission on legal and regulatory mattersthat relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                                                    2005(h)        2005           2004(b)
Net asset value, beginning of period                                          $13.44         $10.46         $10.35
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .19            .32            .06
Net gains (losses) (both realized and unrealized)                                .88           2.94            .05
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.07           3.26            .11
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.09)          (.18)             -
Distributions from realized gains                                              (1.06)          (.10)             -
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.15)          (.28)             -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.36         $13.44         $10.46
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $   80         $   62         $   17
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                            1.47%(e)       1.49%          1.49%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               2.85%(e)       3.56%          3.76%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%            63%            49%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 7.96%(g)      31.32%          1.06%(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.53% for the six months ended Dec. 31, 2005 and 1.57% and 3.86% for the periods ended June 30, 2005 and 2004, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Dec. 31, 2005 (Unaudited).

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                                                    2005(h)        2005           2004(b)
Net asset value, beginning of period                                          $13.37         $10.43         $10.35
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .11            .22            .05
Net gains (losses) (both realized and unrealized)                                .90           2.93            .03
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.01           3.15            .08
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.04)          (.11)             -
Distributions from realized gains                                              (1.06)          (.10)             -
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.10)          (.21)             -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.28         $13.37         $10.43
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $   22         $   18         $    4
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                            2.24%(e)       2.27%          2.26%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               2.04%(e)       2.77%          3.12%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%            63%            49%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 7.52%(g)      30.31%           .77%(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30% for the six months ended Dec. 31, 2005 and 2.34% and 4.63% for the periods ended June 30, 2005 and 2004, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Dec. 31, 2005 (Unaudited).


             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                                                    2005(h)        2005           2004(b)
Net asset value, beginning of period                                          $13.37         $10.43         $10.35
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .11            .21            .05
Net gains (losses) (both realized and unrealized)                                .90           2.93            .03
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.01           3.14            .08
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.04)          (.10)             -
Distributions from realized gains                                              (1.06)          (.10)             -
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.10)          (.20)             -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.28         $13.37         $10.43
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $    1         $    1         $    -
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                            2.24%(e)       2.27%          2.27%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               2.06%(e)       2.79%          3.20%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%            63%            49%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 7.53%(g)      30.29%           .77%(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.30% for the six months ended Dec. 31, 2005 and 2.33% and 4.64% for the periods ended June 30, 2005 and 2004, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Dec. 31, 2005 (Unaudited).

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                                                    2005(h)        2005           2004(b)
Net asset value, beginning of period                                          $13.46         $10.46         $10.35
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .22            .35            .06
Net gains (losses) (both realized and unrealized)                                .89           2.95            .05
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.11           3.30            .11
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.12)          (.20)             -
Distributions from realized gains                                              (1.06)          (.10)             -
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.18)          (.30)             -
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.39         $13.46         $10.46
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $   40         $   53         $   10
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                1.08%(d)       1.10%          1.17%(d),(e)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               3.20%(d)       4.04%          5.50%(d)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%            63%            49%
--------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 8.21%(g)      31.78%          1.06%(g)
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Dec. 31, 2005 (Unaudited).

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED JUNE 30,                                                    2005(h)        2005           2004(b)
Net asset value, beginning of period                                          $13.41         $10.47         $10.35
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .21            .38            .06
Net gains (losses) (both realized and unrealized)                                .87           2.89            .06
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.08           3.27            .12
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.10)          (.23)             -
Distributions from realized gains                                              (1.06)          (.10)             -
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.16)          (.33)             -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.33         $13.41         $10.47
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $    -         $    -         $    -
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                            1.19%(e)       1.34%          1.13%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               3.59%(e)       3.79%          3.62%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%            63%            49%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 8.05%(g)      31.48%          1.16%(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.23% for the six months ended Dec. 31, 2005 and 1.39% and 3.50% for the periods ended June 30, 2005 and 2004, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Dec. 31, 2005 (Unaudited).

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

                                                 BEGINNING         ENDING       EXPENSES
                                               ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                                JULY 1, 2005   DEC. 31, 2005  THE PERIOD(a)    EXPENSE RATIO
Class A
     Actual(b)                                     $1,000        $1,079.60      $ 7.66(c)          1.47%
     Hypothetical (5% return before expenses)      $1,000        $1,017.70      $ 7.44(c)          1.47%

Class B
     Actual(b)                                     $1,000        $1,075.20      $11.65(c)          2.24%
     Hypothetical (5% return before expenses)      $1,000        $1,013.84      $11.31(c)          2.24%

Class C
     Actual(b)                                     $1,000        $1,075.30      $11.65(c)          2.24%
     Hypothetical (5% return before expenses)      $1,000        $1,013.84      $11.31(c)          2.24%

Class I
     Actual(b)                                     $1,000        $1,082.10      $ 5.64(c)          1.08%
     Hypothetical (5% return before expenses)      $1,000        $1,019.65      $ 5.47(c)          1.08%

Class Y
     Actual(b)                                     $1,000        $1,080.50      $ 6.21(c)          1.19%
     Hypothetical (5% return before expenses)      $1,000        $1,019.10      $ 6.02(c)          1.19%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2005: +7.96% for Class A, +7.52% for Class B, +7.53% for Class C, +8.21% for Class I and +8.05% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A; 2.27% for Class B; 2.27% for Class C; 1.17% for Class I; and 1.34% for Class Y. If the revised fee schedules under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Dec. 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that the Fund had less than a full year's performance, making a comparison with similar funds not meaningful.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

             RIVERSOURCE REAL ESTATE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 7, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 7, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 7, 2006